UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Synergy Pharmaceuticals Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. will be held on November 3, 2014, at 10:00 a.m. local time at the Company's offices located at 420 Lexington Avenue, Suite 2012, New York, New York 10170

PROXY STATEMENT AND 2013 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT:

http://www.pstvote.com/synergy2014

Dear Stockholder:

The Annual Meeting of Stockholders of Synergy Pharmaceuticals Inc. has been called to consider and act upon the following matters:

- Election of six Directors;
- Ratification of BDO USA, LLP as Synergy's independent registered public accountants for fiscal year ending December 31, 2014.

Our Board of Directors recommends a vote "FOR" proposals 1 and 2.

You are receiving this communication because you hold shares in the company named above. Complete proxy materials, including the proxy card, are available to you on-line at **http://www.pstvote.com/synergy2014** or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

This is not a ballot. You cannot use this notice to vote your shares. You may vote on-line, by mail or in person. If you wish to vote on-line, you will need your **"Control Number"** (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card. If you wish to vote in person at the Annual Meeting of Stockholders, simply check the box on the proxy card that you plan to attend. Your proxy card will not be used if you vote in person.

Control Number:

Important Noce Regarding the Availability of Proxy Materials for the Stockholder Meeng To Be Held on November 3, 2014: (1) This communicaon presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important informaon contained in the proxy materials before vong. (2) The Proxy Statement and 2013 Annual Report on Form 10-K are available at hp://www.pstvote.com/ synergy2014. (3) If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesng a copy. Please make your request for a copy as instructed below on or before October 24,2014 to facilitate mely delivery. To request a paper copy of these items: • Call our toll-free number – (866) 223-0448; or • Visit our website at hp://www.pstvote.com/synergy2014; or • Send us an e-mail at info@philadelphiastocktransfer.com. Please clearly idenfy the items you are requesng; Synergy Pharmaceucals Inc., and your name along with the Control Number located in the lower right hand corner of this noce and the name and address to which the materials should be mailed. By Order of the Board of Directors /s/ Bernard F. Denoyer Bernard F. Denoyer Secretary Control Number:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 03, 2014

SYNERGY PHARMACEUTICALS INC

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 12, 2014
Date: November 03, 2014 **Time:** 10:00 AM EST
Location: 420 Lexington Avenue
Suite 2012
New York, New York 10170

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
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0000219296_1 R1.0.0.51160

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX 0000219296_2 R1.0.0.51160 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 20, 2014 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 . Voting items 0000219296_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 01 Gary S. Jacob 02 Melvin K. Spigelman 03 John P. Brancaccio 04 Thomas H. Adams 05 Christopher McGuigan 06 Alan F. Joslyn The Board of Directors recommends you vote FOR the following proposal(s): 2 Proposal to ratify BDO USA, LLP as Synergy's independent registered public accountants for fiscal year ending December 31, 2014. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE P99999-010 12 15 # OF # Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000219296_4 R1.0.0.51160